UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):

January 6, 2012

INTEGRATED SECURITY SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-11900	75-2422983
(State of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

2009 Chenault Drive, Suite 114 Carrollton, Texas	75006
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (972) 444-8280

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01

Completion of Acquisition or Disposition of Assets.

On January 6, 2012, Integrated Security Systems, Inc. (the “Company”) sold 10,350 Preferred Units of B&B Roadway Holdings, LLC, a Delaware limited liability company (“Holdings”), held by the Company to certain affiliates of Strait Lane Capital Partners LLC for a purchase price of $300,000.

In addition, on January 6, 2012, XARMR Corporation, a Delaware corporation and wholly-owned subsidiary of the Company (“XARMR”), sold a promissory note of B&B Roadway and Security Solutions, LLC, a Delaware limited liability company and wholly-owned subsidiary of Holdings (“Solutions”), in the original principal amount of $450,000, to Solutions for a purchase price of $300,000.

The Company and XARMR originally obtained these assets in connection with the sale of substantially all of the assets of XARMR to Solutions on January 31, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTEGRATED SECURITY SYSTEMS, INC.

Dated: January 12, 2012	By:	/s/ Russell Cleveland
Russell Cleveland
Chairman and Chief Executive Officer